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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

                         SUPPLEMENT DATED JULY 23, 2004
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2004
                                      FOR
                       MERRILL LYNCH CONSULTS ANNUITY(SM)


This supplement updates the Prospectuses for the Merrill Lynch Consults Annuity(SM) (the "Consults Annuity") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Consults Annuity Prospectus for your reference.

As noted in your Prospectus, we may close any subaccount to allocations of premiums and transfers of contract value for Consults Annuities issued on or after a specified date if that subaccount invests in a portfolio of the MLIG Variable Insurance Trust ("MLIG Trust") whose subadviser is an investment manager placed "on hold" within the Merrill Lynch Consults managed brokerage account program (the "Program") offered by our affiliate Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"). An investment manager may be placed "on hold" under the Program for a variety of reasons, including changes in key personnel, changes in investment process, performance, or other factors. During any period that an investment manager is "on hold," its investment team, process, and performance are being evaluated. Depending on the results of this evaluation, MLPF&S may remove the investment manager's "on hold" designation under the Program. We may similarly choose to reopen any closed subaccount that invests in a portfolio of the MLIG Trust whose subadviser is an investment manager that is no longer "on hold" under the Program.

Previously, as a result of a change in the management team at John A. Levin & Co., Inc. (the subadviser for the Roszel/Levin Large Cap Value Portfolio of the MLIG Trust), we closed the Roszel/Levin Large Cap Value Subaccount for Consults Annuities purchased on or after June 18, 2003. If you purchased your Consults Annuity before June 18, 2003, you could continue to allocate premiums and transfer contract value to the Roszel/Levin Large Cap Value Subaccount. However, if you purchased your Consults Annuity on or after June 18, 2003, you could not allocate premiums or transfer contract value to the Roszel/Levin Large Cap Value Subaccount.
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The evaluation of the subadviser's management team has been completed and we are reopening the Roszel/Levin Large Cap Value Subaccount. ACCORDINGLY, EFFECTIVE JULY 23, 2004, THE ROSZEL/LEVIN LARGE CAP VALUE SUBACCOUNT IS AVAILABLE IN ALL CONSULTS ANNUITIES FOR ALLOCATIONS OF PREMIUMS AND CONTRACT VALUE-INCLUDING
THOSE CONSULTS ANNUITIES PURCHASED ON OR AFTER JUNE 18, 2003.

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If you have any questions, please contact your Financial Advisor, or call the
Service Center at (800) 535-5549 (for Consults Annuities issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Consults Annuities issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.